February 29, 2008
DORFMAN VALUE FUND

A series of Trust for Professional Managers (the “Trust”)

Supplement to Statement of Additional Information
dated November 16, 2007

The Proxy Voting Policy (the “Policy”) for the Dorfman Value Fund has changed.  The Policy as it appears in Appendix A in the Fund’s Statement of Additional Information (“SAI”) is amended to read as follows:

PROXY VOTING POLICY

Proxy voting is an important right of shareholders. Dorfman Value Fund will exercise care and diligence to ensure that proxies are voted in a proper and timely manner.

We recognize that not all shareholders have identical interests. We will vote proxies in a way that we believe will be in the interest of the overwhelming majority of shareholders.

We will keep a record of each proxy received, and maintain a log showing how each proxy was voted. If a shareholder wants to know how we voted a particular proxy, we will provide that information. In addition, the entire log is available to shareholders on request.

As a general rule, Dorfman Value Fund invests in the stock of companies with management whose ability and candor we respect. That framework dictates some of our specific proxy voting guidelines.  Generally, Dorfman Value Fund will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are involved), selection of auditors, and increases in or reclassification of common stock.

Generally, Dorfman Value Fund will vote against proposals that make it more difficult to replace members of the issuer's board of directors, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, create supermajority voting, or create "poison pill" plans.

For other proposals, Dorfman Value Fund will determine whether a proposal is in the best interests of its shareholders and may take into account the following factors among others:

•	Whether the proposal was recommended by management and the portfolio manager's opinion of management;
•	Whether the proposal acts to entrench existing management; and
•
Whether the proposal fairly compensates management for past and future performance. We believe that incentive pay for managers should be reasonable and not excessive, and should be tied to the accomplishment of specific and measurable corporate goals.

Please retain this Supplement with your SAI for reference.

The date of this SAI Supplement is February 29, 2008.